EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
          Certification pursuant to 18 U.S.C. Section 1350, as adopted
          ------------------------------------------------------------
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            ---------------------------------------------------------



In connection with the Annual Report of Monterey Gourmet Foods, Inc. (the "Registrant") on Form 10-K for the fiscal year ended December 31, 2006 (the "Report"), I, Eric Eddings, Chief Executive Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:  March 21, 2007                           /s/ ERIC C. EDDINGS
                                                 --------------------------
                                                 Eric C. Eddings
                                                 Chief Executive Officer

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